UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6160 Innovation Way
 Carlsbad, California, United States 92009
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

3330 Caminito Daniella
 Del Mar, California, 92014 United States
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, the Board of Directors of the Company adopted a resolution to change the Company's fiscal year end from February 28th to December 31st, effective immediately.  The Company intends to file a transition report on Form 10-K covering the ten-month transition period from March 1, 2022 to December 31, 2022, which is the period between the date of the Company's most recent fiscal year end and the date of the Company's newly selected fiscal year end.  The Company intends to file its quarterly report on Form 10-Q for the fiscal quarter ended November 30, 2022 on or before January 14, 2023.  The Company intends to file its Annual Report on Form 10-KT (Transition) on or before March 31, 2023, and then will follow a calendar quarter schedule in 2023 and thereafter for the filing of its quarterly reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

Item 7.01. Regulation FD Disclosure.

On December 15, 2022, the Company issued a press release regarding: (1) the termination of the debenture offering, previously announced on December 1, 2022; and (2) the adoption by the Board of Directors of a resolution to change the Company's fiscal year end from February 28 to December 31, effective immediately.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (and is incorporated by reference herein).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities under that section, (and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act), except as shall be expressly set forth by specific reference in any such filing. This Current Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Salona Global Medical Device Corporation dated December 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: December 20, 2022	By: /s/ Luke Faultstick
Name: Luke Faultstick
Title: Chief Executive Officer